Expenses	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Expenses

9. Expenses

Expenses are detailed as follows:

	For the year ended December 31,
	2022	2021	2020
	(EUR thousand)
Selling and Marketing expenses	26,086	20,448	20,044
Research and Development expenses	34,387	29,616	17,390
General and Administrative expenses	85,747	62,502	58,863
Total Expenses	146,220	112,566	96,297

For the year ended December 31, 2022 Selling and Marketing expenses amount to EUR 26,086 thousand (respectively EUR 20,448 thousand in 2021 and EUR 20,044 thousand in 2020). These expenses are mainly related to personnel expenses for the sales organizations. They also include depreciation and amortization for EUR 722 thousand (respectively EUR 787 thousand in 2021 and EUR 844 thousand in 2020) and release of the provision for bad and doubtful debts for EUR 759 thousand (respectively EUR 933 thousand release in 2021 and EUR 1,084 thousand accrual in 2020) of which EUR 770 thousand as release of the provision for expected credit losses and EUR 11 thousand as a write-off. For the year ended December 31, 2021 the release for expected credit loss amounts to EUR (936) thousand while the write-off amounts to EUR 3 thousand. For the year ended December 31, 2020 the accrual for expected credit loss amounts to EUR 1,079 thousand and EUR 5 thousand as write-off.

Selling and Marketing expenses increase by EUR 5,638 thousand in 2022 compared to the previous year is due to higher costs for business development. This includes industry events, strategic marketing and travel costs, as business development activities returned to pre-pandemic levels during fiscal year 2022.

Selling and Marketing expenses slightly increased by EUR 404 thousand in 2021 compared to the previous year due to the higher personnel cost to support the ongoing growth in the business as well as an increase in consultancies and marketing costs linked to travel and trade fairs, partially restarted after the stop in 2020 due to COVID-19 pandemic. This increase was partially offset by the release of bad and doubtful debt provision following the improvement of some positions with external customers.

Research and Development expenses amounting to EUR 34,387 thousand for the year ended December 31, 2022 (respectively EUR 29,616 thousand in 2021 and EUR 17,390 thousand in 2020) include costs for research and development activities to support the innovation of products and components and include amortization of capitalized development costs for EUR 3,468 thousand (respectively EUR 3,353 thousand in 2021 and EUR 2,580 thousand in 2020).

Research and Development expenses increase by EUR 4,771 thousand in 2022 compared to 2021 is primarily due to an increase in personnel expenses related to new hires and time spent on R&D related activities to maintain and accelerate the Group market-leading position.

Research and Development expenses increased by EUR 12,226 thousand in 2021 compared to 2020 primarily due to the structuring of the Drug Delivery Systems business and to the U.S. Technology Excellence Center which became fully operational after the start-up phase in 2020, as well as an increase in personnel expenses due to new hires to sustain and progress the R&D activities launched at group level.

For the year ended December 31, 2022, General and Administrative expenses amount to EUR 85,747 thousand (respectively EUR 62,502 thousand in 2021 and EUR 58,863 thousand in 2020) and mainly comprise personnel expenses for administrative functions, consultancies, directors compensation, rental fees as well as, depreciation and amortization for EUR 7,082 thousand (respectively EUR 5,985 thousand in 2021 and EUR 5,383 thousand in 2020), of which amortization of fair value adjustments from purchase price allocations amount to EUR 1,039 thousand (EUR 1,039 thousand in 2021 and in 2020).

General and Administrative expenses increase by EUR 23,245 thousand is mainly due to higher labor costs for the year ended December 31, 2022 compared to the year ended December 31, 2021 to support the growth in the business. This was offset by a benefit of EUR 9,884 thousand from the reversal of an accrual in connection with the termination of the incentive plans 2012-2021 and 2018-2022 which were replaced by the new stock grant plan 2021-2027. The effects of the accrual reversal for the year ended December 31, 2021 were partially offset by a EUR 6,526 thousand discretionary, out-of-cycle bonus to personnel. In addition, General and Administrative expenses increase in 2022 compared to 2021 due to an increase in personnel costs linked to the structuring of the Americas Region and to non-recurring, start-up costs amounting to EUR 2,585 thousand mainly related to the new EZ-fill® hub in Fishers, Indiana, U.S.. Finally, the increase in costs associated with the status of being listed on the NYSE, such as insurance and other organizational structure costs, as well as higher IT costs, unfavorably impacted General and Administrative expenses for the year ended December 31, 2022.

General and Administrative expenses increased by EUR 3,639 thousand in 2021 compared to 2020 mainly due to the increase in consultancy and insurance costs connected to being a listed company as well as to the increase in depreciation and amortization for the new ERP (Enterprise Resource Planning system) release in some companies of the group. General and administrative expenses include a non-recurring accrual reversal amounting to EUR 9,884 thousand related to cash settled awards under incentive plans 2012-2021 and 2018-2022 (which were terminated early in favor of the new stock grant plan 2021-2027) partially off-set by the non-recurring out of cycle bonus to personnel amounting to EUR 6,526 thousand and by the costs relating to the listing of Stevanato Group shares on NYSE amounting to EUR 794 thousand. Please refer to Note 30 for further details on incentive plans.